Exhibit 10.2

股权转让协议

Equity Transfer Agreement

本认购协议(以下称为「本协议」)由下列各方签署:

This Subscription Agreement (hereinafter referred to as “this Agreement”) is signed by the following parties:

出让方:贵州铉顺科技有限公司(”出让方」)

注册地址位于:贵州省黔西南州兴义市丰都街道赵家渡村江平大道中段。

出让方代表:Song Yuan Teng

Transferor: Gui Zhou Grand Smooth Technology Co., Ltd. (“Transferor”)

Registered Address: Mid-section of Jiangping Avenue, Zhaojiadu Village, Fengdu Street, Xingyi City, Qianxinan Prefecture, Guizhou Province.

Transferor Representative: Song Yuan Teng

受让方:Yuechi Technology Limited(“受让方”)

注册地址位于FLAT 1512. 15/F. LUCKY CENTRE. NO.165-171 WAN CHAI ROAD. WANCHAI HONGKONG, HONG KONG.

受让方代表:Wu Jian

Transferee: Yuechi Technology Limited (“Transferee”)

Registered Address: Flat 1512, 15/F, Lucky Centre, No. 165-171 Wan Chai Road, Wanchai, Hong Kong.

Transferee Representative: Wu Jian

鉴于:出让方拥有时宴文化传媒(杭州)有限公司(“标的公司”)100%股权,并同意将该等股权全部转让予受让方,双方经协议一致,订立以下条款:

Whereas: The Transferor holds 100% equity interest in HangZhou SY Culture Media Co., Ltd. (the “Target Company”) and agrees to transfer all such equity interest to the Transferee. The parties, through mutual agreement, hereby enter into the following terms:

1.   转让标的 Subject of the Transfer

(1)出方同意将其所持有之杭州宴公司100%股(的注册本人民 300万元,本200万元)受方,并确保股合法持有、未抵押或其他限制。

The Transferor agrees to transfer to the Transferee 100% of the equity interest in HangZhou SY Culture Media Co., Ltd. (corresponding to a registered capital of RMB 3 million and a paid-in capital of RMB 2 million), and warrants that the equity interest is legally held and free from any mortgage or other encumbrances.

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(2)出方在本后向受方出具目公司截止到2025年5月31日的表、利表、金流量表作本附件。

After signing this Agreement, the Transferor shall provide the Transferee with the Target Company’s balance sheet, income statement, and cash flow statement as of May 31, 2025, as an attachment to this Agreement.

2.   交易金与付款方式 Transaction Amount and Payment Method

(1)本次股金55万美元,可由受方或受方指定第三方支付。

The total consideration for this equity transfer is USD 550,000, which may be paid by the Transferee or by a third party designated by the Transferee.

(2)出方和受方商一致款分三次支付,具体付款与金定如下:

The Transferor and the Transferee agree to split the payment into three installments, with the payment schedule and amounts as follows:

■	第一次付款:18万美元,于本署后7个工作日内支付;

First Payment: USD 180,000, payable within 7 business days after signing this Agreement;

■	第二次付款:18万美元,不晚于本署后14个工作日支付;

Second Payment: USD 180,000, payable no later than 14 business days after signing this Agreement;

■	第三次付款:19万美元,于股及工商更完成后7个工作日内支付。

Third Payment: USD 190,000, payable within 7 business days after the equity transfer and completion of the business registration change.

3.   交割 Closing

(1)交割条件受方支付前两笔款,无需任何第三方批准,但政府主管部此次股有批准或要求,双方按照政府有关部的要求行。

The condition for closing is that the Transferee has paid the first two installments of the transfer price. No third-party approval is required unless the competent government authority has approval requirements or requests. In such cases, both parties shall comply with the requirements of the relevant government authorities.

(2)股完成条件:

Conditions for completion of the equity transfer:

i.	受方已支付前两笔款;
The Transferee has paid the first two installments;

ii.	出方助完成工商登更;
The Transferor assists in completing the change of business registration;

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iii.	出方充分披露的公司法律及等,并承承担工商更完成前的任。
The Transferor has fully disclosed the Target Company’s legal and financial risks and undertakes to bear any risk liability of the Target Company prior to the completion of the business registration change.

iv.	特定:双方同意以受方启用新章t目公司的法律和任的切割点,启用新章后目公司的和任由受方承担,启用新章前目公司的和任由出-LE方承担。
Special Agreement: The parties agree that the point at which the Transferee starts using the new company seal shall serve as the cut-off point for the legal risks and liabilities of the Target Company. Any risks and liabilities of the Target Company arising after the new seal is activated shall be borne by the Transferee, while any risks and liabilities arising before that shall be borne by the Transferor.

(3)第三笔款由受方于股完成后依支付。

The third installment shall be paid by the Transferee in accordance with the terms of this Agreement after the completion of the equity transfer.

4.   用与税 Fees and Taxes

与本次交易有关之各税,双方各自担。

Each party shall bear its own taxes and fees arising from this transaction.

5.   声明与保证Representations and Warranties

(1) 双方各自声明其具有完全民事行能力与交易利,并所提供之真性出方尽其所能披露的公司可能存在的和

Each party represents that it has full civil capacity and transaction rights and is responsible for the authenticity of the information provided. The Transferor shall make every effort to disclose any potential risks and disputes of the Target Company.

6.   适用法律与争解决 Governing Law and Dispute Resolution

(1)适用香港特行政区法律解和行。

This Agreement shall be interpreted and enforced under the laws of the Hong Kong Special Administrative Region.

(2)任何因本引起之争,双方先商解决,商不成,提交香港国仲裁中心根据其仲裁行仲裁,仲裁地点香港,言中文。

Any dispute arising from this Agreement shall first be resolved through amicable consultation. If such consultation fails, the dispute shall be submitted to the Hong Kong International Arbitration Centre for arbitration in accordance with its arbitration rules. The place of arbitration shall be Hong Kong, and the language of arbitration shall be Chinese.

7.   其他条款 Miscellaneous

(1)本双方完整,未面同意不得修改。

This Agreement constitutes the entire agreement between the parties and may not be amended except in writing.

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(2)本协议的1J修?&、补充或变更,须经双方书面同意。

Any amendments, supplements, or changes to this Agreement must be made in writing and signed by both parties.

(3)本协议I透过电子签名或传真签署,并具同等法律效力。

This Agreement may be executed by electronic signature or by facsimile, and such signatures shall have the same legal effect.

各方签署:

Signatures of the Parties:

出让方代表 Transferor Representative: Song Yuan Teng

签名 Signature: /s/ Song Yuan Teng
日期 Date: ______________

受让方代表 Transferee Representative: Wu Jian

签名 Signature: /s/ Wu Jian
日期 Date: ______________

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